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                                                                    Exhibit 23.2

                         RALPH E. DAVIS ASSOCIATES, INC.

                     CONSULTANTS - PETROLEUM AND NATURAL GAS
                        1717 ST. JAMES PLACE - SUITE 460
                              HOUSTON, TEXAS 77056
                                 (713) 622-8955





                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the use of our name and the reference to our reports dated December 20, 2001 in the Form 10-K of Castle Energy Corporation for the year ended September 30, 2001.


                                         RALPH E. DAVIS ASSOCIATES, INC.


                                         /S/ALLEN C. BARRON
                                         -----------------------------------
                                         Allen C. Barron, P.E.
                                         President




Houston, Texas
April 23, 2002